UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 2025  (July 9, 2025)

VERIS RESIDENTIAL, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

VERIS RESIDENTIAL, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On July 9, 2025, Veris Residential, L.P. (the “Operating Partnership”), a Delaware limited partnership and the operating partnership through which Veris Residential, Inc., a Maryland corporation (the “General Partner,” and collectively with the Operating Partnership, the “Company”) conducts substantially all its business, entered into an amendment dated July 9, 2025 (the “Amendment”) to the Company’s revolving credit and term loan agreement dated as of April 22, 2024 (the “2024 Credit Agreement”) by and among the Operating Partnership, as borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, The Bank of New York Mellon, as Syndication Agent, Bank of America, N.A., Capital One, National Association, Goldman Sachs Bank USA and Royal Bank of Canada, as documentation agents, J.P. Morgan Securities, LLC, as Sustainability Structuring Agent, JPMorgan Chase Bank, N.A. and The Bank of New York Mellon as Joint Bookrunners and Joint Lead Arrangers, and BOFA Securities, Inc., Capital One, National Association, Goldman Sachs Bank USA and RBC Capital Markets, as Joint Lead Arrangers, and the other financial institutions party thereto (collectively, the “Lenders”). The 2024 Credit Agreement provides for a $300 million senior secured revolving credit facility (the "2024 Revolving Credit Facility") and a $200 million senior secured term loan facility (the "2024 Term Loan").

Prior to the Amendment, the Operating Partnership’s obligations under the 2024 Credit Agreement were required to be secured by a first priority lien on no fewer than five (5) of the Operating Partnership’s properties with an aggregate appraised value of at least $900 million and currently consisting of: (i) The James; (ii) 145 Front Street at City Square; (iii) Signature Place; (iv) Soho Lofts; and (v) Liberty Towers (collectively, the “Collateral Pool Properties”). Also prior to the Amendment, interest on borrowings under the 2024 Revolving Credit Facility and the 2024 Term Loan was based on an applicable interest rate (the “Interest Rate”) plus a margin ranging from 100 basis points to 200 basis points (the “Applicable Rate”) depending on the Interest Rate elected.

The material terms of the Amendment provide for:

1.	The consent of the Lenders to the sale of The James, Signature Place and 145 Front Street at City Square, provided that the proceeds of sale are applied to the repayment in full of the $200 million outstanding balance under the Term Loan.

2.	The removal of The James, Signature Place and 145 Front Street at City Square from the Collateral Pool Properties.

3.	A reduction in the Collateral Pool Properties from $900 million to $600 million of aggregate appraised value consisting of no fewer than two (2) of the Operating Partnership’s properties, initially consisting of Soho Lofts and Liberty Towers, and Portside 1 at East Pier to be added to the Collateral Pool Properties at a subsequent date.

4.	Interest Rates plus a margin ranging from 25 basis points to 180 basis points depending on the Interest Rate elected.

The General Partner will continue to be the guarantor of the obligations of the Operating Partnership under the 2024 Credit Agreement pursuant to a Parent Guaranty dated April 22, 2024 of the General Partner in favor of the Lenders. Except as modified by the terms and conditions of the Amendment, the 2024 Credit Agreement, as previously amended and modified, remains in full force and effect.

The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the Company’s press release announcing the Amendment of the 2024 Credit Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the foregoing, the Company hereby furnishes the following documents:

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title
10.1	Amendment No. 2 to Revolving Credit and Term Loan Agreement dated as of July 9, 2025 by and between Veris Residential, L.P., as borrower, J.P. Morgan Chase Bank, N.A., as administrative agent, and the arrangers and lenders party thereto.
99.1	Press Release dated July 10, 2025.
104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIS RESIDENTIAL, INC.

Dated: July 10, 2025	By:	/s/ Taryn Fielder
Taryn Fielder
Executive Vice President, General Counsel and Corporate Secretary

VERIS RESIDENTIAL, L.P.

	By:	Veris Residential, Inc.
its general partner

Dated: July 10, 2025		By:	/s/ Taryn Fielder
Taryn Fielder
Executive Vice President, General Counsel and Corporate Secretary